SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): February 28, 2005
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                        Defense Technology Systems, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

         Delaware                    1-9263                11-2816128
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(State of Incorporation or  (Commission File Number)    (I.R.S. Employer
       Organization)                                   Identification No.)

                 275K Marcus Blvd.
                Hauppauge, New York                             11788
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      (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (631) 951-4000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 142-12 under the Exchange Act
    (17 CFR 240.14z-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01 - Entry into a Material Definitive Agreement

     On February 28, 2005, Defense Technology Systems, Inc. ("DFTS"), signed a definitive agreement with NewMarket Technology, Inc. ("NMKT") to acquire NMKT's majority interest in Digital Computer Integration Corporation which will result in the issuance of two additional classes of preferred stock. A copy of the Agreement and the Certificates of Designation are attached hereto as Exhibits
10.1 - 10.3 and are incorporated herein by reference.


Item 9.01 -  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits


EXHIBITS                                    DESCRIPTION
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10.1     DCI Acquisition Agreement
10.2 Certificate of Designation, Preferences and Rights of Class C Cumulative Convertible Preferred Stock
10.3 Certificate of Designation, Preferences and Rights of Class D Cumulative Preferred Stock














                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 28, 2005
                                    DEFENSE TECHNOLOGY SYSTEMS, INC.

                                    By:  /s/ Philip J. Rauch
                                         ---------------------------------------
                                         Philip J. Rauch
                                         Chief Operating  & Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.              Description of Document
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10.1                     DCI Acquisition Agreement
10.2                     Certificate of Designation, Preferences and Rights of
                         Class C Cumulative Convertible Preferred Stock
10.3                     Certificate of Designation, Preferences and Rights of
                         Class D Cumulative Preferred Stock

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